SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 17, 1998
                                               -----------------------------


                               CIT RV Trust 1998-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            000-24495                                 36-4232666
   -------------------------------------------------------------------------

            (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:   (973)740-5000
                                              ------------------------------

                          c/o Bankers Trust (Delaware)
                           1011 Centre Road, Suite 200
                         Wilmington, Delaware 19805-1266
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            On August 17, 1998, Bankers Trust (Delaware), as Owner Trustee, and Harris Trust and Savings Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT RV Trust 1998-A, Class A-1 5.83% Asset Backed Notes, Class A-2 5.92% Asset Backed Notes, Class A-3 5.99% Asset Backed Notes, Class A-4 6.09% Asset Backed Notes, Class A-5 6.12% Asset Backed Notes, Class B 6.29% Asset-Backed Notes and 6.70% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----

      28                Monthly Report delivered by         3
                        the Trustees to Securityholders
                        in connection with distributions
                        on August 17, 1998


SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                    INC., as servicer



                                    By: /s/ Frank J. Madeira
                                        ----------------------
                                    Name:  Frank J. Madeira
                                    Title: Vice President

Dated: August 28, 1998

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



      The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of June 1, 1998 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and CIT RV Trust 1998-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

      1. The  Monthly  Report for the period  from July 1, 1998 to July 31, 1998
                                                   ------------    -------------
attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

      2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


      IN WITNESS WHEREOF, the undersigned has affixed hereunto his signature this 12th day of August 1998.


                                    THE CIT GROUP/SALES FINANCING, INC.

                                    By: /s/ Frank Garcia
                                        --------------------------------
                                    Name: Frank Garcia
                                    Title: Vice President

                                  CIT RV TRUST 1998-A

                               MONTHLY SERVICER'S REPORT



                                                  Due Period            7/31/98
                                                  Determination Date    8/12/98
                                                  Distribution Date     8/17/98



I.   All Payments on the Contracts                                10,732,912.25
II.  All Liquidation Proceeds on the
      Contracts with respect to Principal                                  0.00
III. Repurchased Contracts                                                 0.00
IV.  Investment Earnings on Collection Account                             0.00
V.   Servicer Monthly Advances                                       297,436.05
VI.  Reimbursement of prior monthly Servicer
      Advances                                                      -162,574.75
VII. Incorrect Deposits                                                    0.00

Total available amount in Collection Account                     $10,867,773.55
                                                                 ==============

Draws from the Reserve Account                                            $0.00

Total Distribution                                               $10,867,773.55


DISTRIBUTION AMOUNTS                Cost per $1000
-----------------------             --------------

1. (a)  Class A-1 Note Interest
        Distribution                                 499,973.50
   (b)  Class A-1 Note Principal
        Distribution                               7,511,219.46
        Aggregate Class A-1 Note
        Distribution                  72.17290955                  8,011,192.96

2. (a)  Class A-2 Note Interest
        Distribution                                 463,733.33
   (b)  Class A-2 Note Principal
        Distribution                                       0.00
        Aggregate Class A-2 Note
        Distribution                   4.93333330                    463,733.33

3. (a)  Class A-3 Note Interest
        Distribution                                 269,550.00
   (b)  Class A-3 Note Principal
        Distribution                                       0.00
        Aggregate Class A-3 Note
        Distribution                   4.99166667                    269,550.00

4. (a)  Class A-4 Note Interest
        Distribution                                 406,000.00
   (b)  Class A-4 Note Principal
        Distribution                                       0.00
        Aggregate Class A-4 Note
        Distribution                   5.07500000                    406,000.00

5. (a)  Class A-5 Note Interest
        Distribution                                 188,700.00
   (b)  Class A-5 Note Principal
        Distribution                                       0.00
        Aggregate Class A-5 Note
        Distribution                   5.10000000                    188,700.00

7. (a)  Class B Note Interest
        Distribution                                  94,350.00
   (b)  Class B Note Principal
        Distribution                                       0.00
        Aggregate Class B Note
        Distribution                   5.24166667                     94,350.00

8. (a)  Certificate Interest
        Distribution                                  33,839.83
   (b)  Certificate Principal
        Distribution                                       0.00
        Aggregate  Certificate
        Distribution                   5.58333340                     33,839.83

9.  Servicer Payment
   (a)  Servicing Fee                                163,321.40

        Total Servicer Payment                                       163,321.40

10. Deposits to the Reserve Account                                1,237,086.03

Total Distribution                                               $10,867,773.55
                                                                 ==============

11. Distribution from the Reserve
    Account
     (a)  Draws deposited to the Note
          Distribution Account                            0.00
     (b)  Draws deposited to the Certificate
          distribution Account                            0.00
     (c)  Distribution to Lender                  1,445,040.62
     (d)  Distribution to Affiliated Owner                0.00

Total Distribution from the Reserve Account                        1,445,040.62


     INTEREST
-----------------------

1.  Current Interest Requirement
     (a) Class A-1 Notes @ 5.830%                       499,973.50
     (b) Class A-2 Notes @ 5.920%                       463,733.33
     (c) Class A-3 Notes @ 5.990%                       269,550.00
     (d) Class A-4 Notes @ 6.090%                       406,000.00
     (e) Class A-5 Notes @ 6.120%                       188,700.00

         Aggregate Interest on
         Class A Notes                                             1,827,956.83

     (f) Class B Notes @ 6.290%                                       94,350.00
     (g) Certificate   @ 6.700%                                       33,839.83

2.   Remaining Interest Shortfall
      (a) Class A-1 Notes                                     0.00
      (b) Class A-2 Notes                                     0.00
      (c) Class A-3 Notes                                     0.00
      (d) Class A-4 Notes                                     0.00
      (e) Class A-5 Notes                                     0.00
      (f) Class B Notes                                       0.00

      (g) Certificate                                         0.00


3.   Total Distribution of
     Interest                    Cost per $1000
                                 --------------
      (a) Class A-1 Notes          4.50426577           499,973.50
      (b) Class A-2 Notes          4.93333330           463,733.33
      (c) Class A-3 Notes          4.99166667           269,550.00
      (d) Class A-4 Notes          5.07500000           406,000.00
      (e) Class A-5 Notes          5.10000000           188,700.00

          Total Aggregate Interest
          on Class A Notes                                         1,827,956.83

      (f) Class B Notes            5.24166667                         94,350.00

      (g) Certificate              5.58333340                         33,839.83

      PRINCIPAL
-----------------------
                               No. of Contracts
                               ----------------
1.   Amount of Stated Principal
     Collected                                       1,910,499.99
2.   Amount of Principal
     Prepayment Collected            151             5,600,719.47
3.   Amount of Liquidated Contract    0                      0.00
4.   Amount of Repurchased Contract   0                      0.00

     Total Formula Principal
     Distribution Amount                                           7,511,219.46

5.   Principal Balance before giving
     effect to Principal Distribution               Pool Factor
                                                    -----------
        (a) Class A-1 Notes                          0.9271216   102,910,496.64
        (b) Class A-2 Notes                          1.0000000    94,000,000.00
        (c) Class A-3 Notes                          1.0000000    54,000,000.00
        (d) Class A-4 Notes                          1.0000000    80,000,000.00
        (e) Class A-5 Notes                          1.0000000    37,000,000.00
        (f) Class B Notes                            1.0000000    18,000,000.00

        (g) Certificate                              1.0000000     6,060,865.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                0.00
        (b) Class A-2 Notes                                                0.00
        (c) Class A-3 Notes                                                0.00
        (d) Class A-4 Notes                                                0.00
        (e) Class A-5 Notes                                                0.00
        (f) Class B Notes                                                  0.00

        (g) Certificate                                                    0.00


7.   Principal Distribution          Cost per $1000
                                     --------------
        (a) Class A-1 Notes            67.66864378                 7,511,219.46
        (b) Class A-2 Notes             0.00000000                         0.00
        (c) Class A-3 Notes             0.00000000                         0.00
        (d) Class A-4 Notes             0.00000000                         0.00
        (e) Class A-5 Notes             0.00000000                         0.00
        (f) Class B Notes               0.00000000                         0.00

        (g) Certificate                 0.00000000                         0.00


8.   Principal Balance after giving
     effect to Principal Distribution                Pool Factor
                                                     -----------
        (a) Class A-1 Notes                           0.8594529   95,399,277.18
        (b) Class A-2 Notes                           1.0000000   94,000,000.00
        (c) Class A-3 Notes                           1.0000000   54,000,000.00
        (d) Class A-4 Notes                           1.0000000   80,000,000.00
        (e) Class A-5 Notes                           1.0000000   37,000,000.00
        (f) Class B Notes                             1.0000000   18,000,000.00

        (g) Certificate                               1.0000000    6,060,865.00


      POOL DATA
-----------------------
                                                     Aggregate
                                   No.of Contracts  Pool Balance
                                   ---------------  ------------
1.   Pool Stated Principal
     Balance as of 7/31/98            11,007       384,460,142.99

2.   Delinquency Information                                           % of
                                                                   Pool Balance
                                                                   ------------
              (a) 31-59 Days              75          2,895,247.1        0.753%
              (b) 60-89 Days              14            341,695.1        0.089%
              (c) 90-119 Days              0                  0.0        0.000%
              (d) 120 Days +               0                  0.0        0.000%

3.   Contracts Repossessed during
     the Due Period                        1             9,218.73

4.   Current Repossession Inventory        1             9,218.73

5.   Net Liquidation Losses for the
     related Due Period
       (a)  Principal Balance of
            Liquidated Receivables         0                  0.00
       (b)  Net Liquidation Proceeds
            on any Liquidated Receivables                     0.00
                                                    --------------
     Total Net Liquidation Losses for
     the related Due Period                                                0.00

7.   Cumulative Net Losses on all
     Liquidated Receivables                0                               0.00

8.   Weighted Average Contract Rate
     of all Outstanding Contracts                                         9.691%

9.   Weighted Average Remaining Term
     to Maturity of all Outstanding
     Contracts                                                          167.432

10.  Weighted Average Remaining Original
     Term to Maturity of all Outstanding Contract                       173.089

   TRIGGER ANALYSIS
-----------------------

1.  (a)  Average Delinquency Rate    0.0304%
    (b)  Maximum Average Delinquency
         Rate                        1.2500%
    (c)  Delinquency Rate Trigger
         in effect ?                                NO

2.  (a)  Cumulative Net Loss Rate    0.0000%
    (b)  Maximum Cumulative Net
         Loss Rate                   0.3200%
    (c)  Net Loss Rate Trigger in
         effect                                     NO

    MISCELLANEOUS
-----------------------

1.   Monthly Servicing Fees                                          163,321.40

2.   Servicer Advances                                               297,436.05

3.  (a)  Opening Balance of the Reserve Account                    8,819,355.64
    (b)  Deposits to the Reserve Account            1,237,086.03
    (c)  Investment Earnings in the Reserve Account    38,952.15
    (d)  Distribution from the Reserve Account     -1,445,040.62
    (e)  Ending Balance of the Reserve Account                     8,650,353.20

4.  Specified Reserve Account Balance                              8,650,353.20

5.  Available Reserve Amount                                2.25%  8,650,353.20

6.  Reserve Account Loan Activity
     (a)  Distribution on Loan:
                Interest                                36,897.02
                Principal                            1,408,143.60
                      Total P&I                                    1,445,040.62

      (b)  Beginning Loan Balance                                  7,307,001.14
      (c)  Principal Payment                                       1,408,143.60
      (d)  Ending Loan Balance                                     5,898,857.54